UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 National Business Parkway, Fifth Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Colfax Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 5, 2018.  The final results for each proposal are set forth below.

Proposal 1:  Election of Directors

The Company’s stockholders elected nine directors to the Company’s Board of Directors (the "Board"), to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstain	Broker non-votes
Mitchell P. Rales	97,424,023	958,694	62,086	4,332,323
Matthew L. Trerotola	98,165,180	215,923	63,700	4,332,323
Patrick W. Allender	85,498,943	12,882,422	63,438	4,332,323
Thomas S. Gayner	72,975,870	25,406,348	62,585	4,332,323
Rhonda L. Jordan	97,312,151	1,070,386	62,266	4,332,323
A. Clayton Perfall	84,670,441	13,703,228	71,134	4,332,323
Didier Teirlinck	98,257,291	124,111	63,401	4,332,323
Rajiv Vinnakota	97,309,727	1,072,575	62,501	4,332,323
Sharon L. Wienbar	97,329,408	1,052,379	63,016	4,332,323

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
102,207,091	504,169	65,866	—

Proposal 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company's named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
96,566,132	1,805,601	73,070	4,332,323

The next advisory vote on the compensation of the Company's named executive officers will be held at the Company's 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLFAX CORPORATION

Date: May 21, 2018	By:	/s/ A. Lynne Puckett
	Name:	A. Lynne Puckett
	Title:	Senior Vice President, General Counsel & Secretary